SUPPLEMENT DATED DECEMBER 9, 1999
                      TO PROSPECTUS DATED DECEMBER 8, 1999

                                 WESTCOTT FUNDS

                          Westcott Nothing But Net Fund
                              Westcott Fixed Income
                             Westcott Large-Cap Fund

         UNTIL FURTHER NOTICE, THE WESTCOTT NOTHING BUT NET FUND CLASS A AND INSTITUTIONAL CLASS IS THE ONLY FUND AVAILABLE FOR PURCHASE AT THIS TIME.

         This Supplement, and the Prospectus dated December 8, 1999, contains information that you should know before investing in a Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated December 8, 1999, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling 800-998-6658.